Exhibit 32

                              THINKING TOOLS, INC.
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Thinking Tools, Inc. (the "Company") on Form 10-QSB for the period ending June 30, 2002 (the "Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

                  (1) The Report fully complies with the requirements of
         Section 13(a) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2004
                                                  By: Moshe Zarmi
                                                      ------------------------
                                                  Name:  Moshe Zarmi
                                                  Title: President and Chief
                                                         Executive Officer and
                                                         principal accounting
                                                         officer